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                                                                    EXHIBIT 32.1



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED


           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K/A-2 of SEEC, Inc. (the "Company") for the year ended March 31, 2003, as filed with the Securities and Exchange Commission on September 18, 2003 (the "Report"), the undersigned, in the capacities and dates listed below, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                     /s/ W.B. LIPSIN

                                          --------------------------------------

                                                       W.B. Lipsin


                                          President, Chief Executive Officer and
                                                         Director



Date: September 18, 2003